EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641N Rye Brook, New York 10573

Supplement Dated August 26, 2014
To Current Prospectus

Important Information about

JPMORGAN INSURANCE TRUST INTERNATIONAL EQUITY PORTFOLIO
JPMORGAN INSURANCE TRUST INTREPID GROWTH PORTFOLIO
JPMORGAN INSURANCE TRUST MIDCAP GROWTH PORTFOLIO

Effective August 26, 2014, the JPMorgan Insurance Trust International Equity Portfolio, JPMorgan Insurance Trust Intrepid Growth Portfolio and JPMorgan Insurance Trust Midcap Growth Portfolio Subaccounts will no longer accept new investments or additional investments from existing Contract Owners.

Please Retain This Supplement For Future Reference